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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 1, 2005

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                            SonomaWest Holdings, Inc.
               (Exact Name of Registrant as Specified in Charter)

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          Delaware                      000-01912                94-1069729
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


         2064 Highway 116 North
         Sebastopol, California                                    95472
(Address of Principal Executive Offices)                         (Zip Code)

       Registrant's telephone number, including area code: (707) 824-2534

                                      Same
         (Former name or Former Address, if Changed Since Last Report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
           Standard; Transfer of Listing.

      On August 1, 2005, SonomaWest Holdings, Inc. (the "Company") received a notice from the Listing Qualifications Department of the Nasdaq Stock Market indicating that the Company's common stock will be delisted from the Nasdaq Stock Market at the opening of business on August 10, 2005. The Company does not satisfy the director independence requirements that are contained in Nasdaq Marketplace Rules 4350(d)(2)(A) and 4350(c)(1), and the intended delisting is the result of the Company's inability to certify compliance with applicable Nasdaq corporate governance requirements by July 31, 2005 as required by the Nasdaq rules.

      Although the Nasdaq notice indicates that the Company may appeal within seven days, the Company has determined not to appeal the Nasdaq Staff's determination. The Company anticipates that the last trading day for its common stock on the Nasdaq SmallCap Market will be August 9, 2005. The Company anticipates that after August 10, the common stock will be eligible for trading on the OTC Bulletin Board, once one or more market-makers commence trading of the common stock on the Bulletin Board.

      A copy of the Company's press release relating to the above matters is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)   Exhibits

Exhibit Number          Description of Exhibit
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99.1                    Press Release dated August 3, 2005


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 SONOMAWEST HOLDINGS, INC.

Date: August 3, 2005                             By: /s/ Walker R. Stapleton
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                                                      Walker R. Stapleton
                                                      Chief Executive Officer